UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2015 (May 1, 2015)
 ______________________________________________________________
TERRAFORM POWER, INC.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

001-36542
(Commission File Number)

Delaware	46-4780940
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor
Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Amended and Restated Limited Liability Company Agreement of TerraForm Power LLC

On May 1, 2015, TerraForm Power, Inc. (the “Company”) entered into the second amendment to the Amended and Restated Limited Liability Company Operating Agreement (the "Operating Agreement") of TerraForm Power, LLC (“Terra LLC”), a Delaware limited liability company of which the Company is the sole managing member. The purpose of the amendment was to correct certain typographical errors contained in the Operating Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01 Other Events.

Additional Revolving Credit Commitments
On May 1, 2015, TerraForm Power Operating, LLC (“Borrower”), TerraForm Power, LLC and certain subsidiaries of the Borrower entered into a Joinder Agreement with JPMorgan Chase Bank, N.A. and Santander Bank, N.A., as new revolving loan lenders, Barclays Bank PLC, as Administrative Agent and Swing Line Lender, and Bank of America, N.A., Citibank, N.A., and KeyBank National Association, in their capacities as LC Issuing Banks, pursuant to which the Borrower obtained an aggregate of $100 million in new revolving commitments from JPMorgan Chase Bank, N.A. and Santander Bank, N.A. (the “New Revolving Commitments”) under and pursuant to its existing credit facility entered into as of January 28, 2015 (the “Revolving Credit Facility”). The Revolving Credit Facility, after giving effect to the New Revolving Commitments, consists of a revolving credit facility in an aggregate amount of at least $650.0 million (available for revolving loans and letters of credit). The Revolving Credit Facility permits the Borrower to further increase commitments to up to $725.0 million in the aggregate. The provisions of the existing Revolving Credit Facility apply the New Revolving Commitments. The foregoing summary of the New Revolving Commitments is qualified in its entirety by reference to the Joinder Agreement, a copy of which is attached hereto as Exhibit 10.1, and incorporated by reference herein. Certain of the lenders under the Revolving Credit Facility and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with TerraForm Power or TerraForm Power's affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Second Amendment, dated as of May 1, 2015, to the Amended and Restated Operating Agreement of Terra LLC.
10.1
Joinder Agreement, dated as of May 1, 2015, by and among JPMorgan Chase Bank, N.A., Santander Bank, N.A., TerraForm Power Operating, LLC ("Borrower"), TerraForm Power, LLC, Certain Subsidairies of Borrower, Barclays Bank PLC, Bank of America, N.A., Citibank, N.A. and Keybank National Association.

99.1	Press release of TerraForm Power, Inc., dated May 4, 2015, announcing additional Revolving Credit Facility commitments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerraForm Power, Inc.

	By:	/s/ Sebastian Deschler
Sebastian Deschler
Senior Vice President, General Counsel and Secretary

Dated: May 6, 2015

Exhibit Index

Exhibit Number	Description
4.1	Second Amendment, dated as of May 1, 2015, to the Amended and Restated Operating Agreement of Terra LLC.
10.1
Joinder Agreement, dated as of May 1, 2015, by and among JPMorgan Chase Bank, N.A., Santander Bank, N.A., TerraForm Power Operating, LLC ("Borrower"), TerraForm Power, LLC, Certain Subsidairies of Borrower, Barclays Bank PLC, Bank of America, N.A., Citibank, N.A. and Keybank National Association.

99.1	Press release of TerraForm Power, Inc., dated May 4, 2015, announcing additional Revolving Credit Facility commitments.